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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K/A

                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                  Date of Report (date of earliest event reported):

                                  NOVEMBER 24, 1999

                               3TEC ENERGY CORPORATION
                (Exact name of Registrant as specified in its charter)

DELAWARE                           0-21702             76-0624573
--------                           -------             ----------
(State or other jurisdiction       (Commission File    (IRS Employer
of incorporation)                  Number)             Identification No.)


           Two Shell Plaza, 777 Walker, Suite 2400, Houston, Texas 77002
                (Address of principal executive offices and zip code)

                                    (713) 222-6275
                  Registrant's telephone number, including area code

                            MIDDLE BAY OIL COMPANY, INC.
                    1221 Lamar, Suite 1020, Houston, Texas 77010
                              Former Name and Address

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

     As discussed in Item 5 of Form 8-K filed with the commission on December 6, 1999, on November 24, 1999 Middle Bay Oil Company, Inc., now known as 3TEC Energy Corporation (the "Company") filed a Certificate of Incorporation of 3TEC Energy Corporation ("3TEC") and a Certificate of Merger of the Company into 3TEC with the Delaware Secretary of State. The Certificate of Incorporation of 3TEC authorizes 60,000,000 shares of common stock and 20,000,000 share of preferred stock. In the Form 8-K filed with the commission on December 6, 1999, the Certificate of Designation of Series B Preferred Stock of 3TEC, the Certificate of Designation of Series C Preferred Stock of 3TEC and Certificate of Merger of Middle Bay Oil Company, Inc. into 3TEC Energy Corporation were inadvertently omitted.

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(c) Exhibits.  The following exhibits are filed herewith and are incorporated herein by reference:


3.1 Certificate of Designation of Series B Preferred Stock of 3TEC Energy Corporation

3.2 Certificate of Designation of Series C Preferred Stock of 3TEC Energy Corporation

3.3 Certificate of Merger of Middle Bay Oil Company, Inc. into 3TEC Energy Corporation


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        3TEC Energy Corporation
                                        (Registrant)

Date: December 16, 1999                 By: /s/ Floyd C. Wilson
                                        Floyd C. Wilson
                                        President, Chief Executive Officer
                                        and Chairman of the Board


EXHIBIT INDEX: The following exhibits are filed herewith and are incorporated herein by reference:


3.1 Certificate of Designation of Series B Preferred Stock of 3TEC Energy Corporation

3.2 Certificate of Designation of Series C Preferred Stock of 3TEC Energy Corporation

3.3 Certificate of Merger of Middle Bay Oil Company, Inc. into 3TEC Energy Corporation